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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - NOVEMBER 18, 1999


                       COMMISSION FILE NUMBER 1-10857

                          THE WARNACO GROUP, INC.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              DELAWARE                                      95-4032739
    (STATE OR OTHER JURISDICTION                         (I.R.S. EMPLOYER
  OF INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NO.)


                               90 PARK AVENUE
                          NEW YORK, NEW YORK 10016
           (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                               (212) 661-1300
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                      COPIES OF ALL COMMUNICATIONS TO:
                          THE WARNACO GROUP, INC.
                               90 PARK AVENUE
                          NEW YORK, NEW YORK 10016
               ATTENTION: VICE PRESIDENT AND GENERAL COUNSEL

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Item 4.  Changes in Registrant's Certifying Accountant.


Pursuant to Item 304(a) of Regulation S-K, the Company reports the following:

(a)      Previous Independent Accountants

        (i) and (iii) - On November 18, 1999, the Audit Committee of the Board of Directors approved the appointment of Deloitte & Touche LLP as its independent auditors for fiscal 1999. PricewaterhouseCoopers LLP, the Company's previous auditors, were dismissed.

       (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the last two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

       (iv) In connection with its audits for the two most recent fiscal years and through November 18, 1999, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference thereto in their report on the consolidated financial statements for such years.

        (v) During the two most recent fiscal years and through November 18, 1999, there have been no reportable events (as defined in Item 304(a)(l)(v) of Regulation S-K.), except that in connection with the audit of the fiscal 1998 consolidated financial statements, PricewaterhouseCoopers LLP informed management that the intimate apparel division manufacturing cost system may not function to reduce to a relatively low level the risk that errors may occur and not be detected within a timely period. The Company took actions in fiscal 1998 which it believes have effectively addressed these matters.

        (vi) The Registrant has requested and PricewaterhouseCoopers LLP has furnished it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with the above statements. Such letter dated November 26, 1999 is filed as an exhibit to this Form 8-K.

(b)      New Independent Accountants

         The Registrant engaged Deloitte & Touche LLP as its new independent accountants on November 18, 1999. During the two most recent fiscal years and through November 18, 1999, the Registrant has not consulted with Deloitte & Touche LLP on any of the matters or events set forth in Item 304(a) 2(i) and (ii) of Regulation S-K.

         Exhibits.

16.1     Letter of PricewaterhouseCoopers LLP




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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE WARNACO GROUP, INC.

     Date:  November 26, 1999
                                         By: /s/ STANLEY P. SILVERSTEIN
                                            ---------------------------
                                                 Stanley P. Silverstein
                                            Vice President, General Counsel
                                                 And Secretary